INNOPHOS HOLDINGS, INC.
2009 LONG-TERM INCENTIVE PLAN

1. Purpose.

     This plan shall be known as the Innophos Holdings, Inc. 2009 Long-Term Incentive Plan (the “Plan”). The purpose of the Plan shall be to promote the long-term growth and profitability of Innophos Holdings, Inc. (the “Company”) and its Subsidiaries by (i) providing certain directors, officers and employees of, and certain other individuals who perform services for, or to whom an offer of employment has been extended by, the Company and its Subsidiaries with incentives to maximize stockholder value and otherwise contribute to the success of the Company and (ii) enabling the Company to attract, retain and reward the best available persons for positions of responsibility. Grants (“Grants”) of incentive or non-qualified stock options, stock appreciation rights (“SARs”), either alone or in tandem with options, restricted stock, performance awards or any combination of the foregoing may be made under the Plan.

2. Definitions.

     (a) “Award Agreement” means any written agreement between the Company and any person pursuant to which the Company makes any Grant under the Plan.

     (b) “Board of Directors” and “Board” mean the board of directors of the Company.

     (c) “Cause” shall have the meaning assigned to such term in any individual participant’s written employment arrangements with the Company or any of its Subsidiaries or, in the absence of any such written employment arrangement, “Cause” shall mean any of the following:

          (i) a participant commits or is charged with a felony or other crime involving moral turpitude or commits any other act or omission involving dishonesty, disloyalty, breach of fiduciary duty, willful misconduct or fraud with respect to the Company or any of its Subsidiaries;

          (ii) conduct by a participant causing the Company or any of its Subsidiaries substantial public disgrace or disrepute or substantial economic harm;

          (iii) a participant’s failure to perform duties as directed by the Board or any executive officer of the Company or any of its Subsidiaries to whom such participant directly reports;

          (iv) misappropriation by a participant of one or more of any of the Company’s or its Subsidiaries’ assets or business opportunities;

          (v) material breach by a participant of any confidentiality, non-compete, non-solicitation agreement with the Company or any of its Subsidiaries or any arrangement dealing with the ownership or protection of the Company’s and its Subsidiaries’ proprietary rights; or

          (vi) any material breach of any employment policy, code of conduct, code of ethics, or employment agreement between the Company or its Subsidiaries and such participant or any material breach of any executive stock agreement evidencing the purchase and sale of Common Stock or the grant of options, SARs, restricted stock, performance awards or any combination of the foregoing by the Company to such participant.

     (d) “Change in Control” means, unless otherwise defined in any Award Agreement,

          (i) if any “person” or “group” as those terms are used in Sections 13(d) and 14(d) of the Exchange Act or any successors thereto, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act or any successor thereto), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities, provided, that the acquisition of additional securities by any person or group that owns 50% or more of the voting power prior to such acquisition of additional securities shall not be a Change of Control; or

          (ii) during any twelve-month period, individuals who at the beginning of such period constitute the Board and any new directors whose election by the Board or nomination for election by the Company’s stockholders was approved by at least a majority of the directors then still in office who either were directors at the beginning of the period or whose election was previously so approved, cease for any reason to constitute a majority thereof; or

          (iii) consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation (A) which would result in all or a portion of the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) by which the corporate existence of the Company is not affected and following which the Company’s chief executive officer and directors retain their positions with the Company (and constitute at least a majority of the Board); or

          (iv) the stockholders of the Company approve an agreement for the sale or disposition by the Company of all or substantially all the Company’s assets;

     provided, that in any instance where a grant to a participant is treated as deferred compensation within the meaning of Section 409A of the Code, “Change in Control” shall mean only a “change in control” as defined in Section 409A(a)(2)(v) of the Code and the guidance issued thereunder.

     (e) “Code” means the Internal Revenue Code of 1986, as amended.

     (f) “Committee” means the Compensation Committee of the Board, which shall consist solely of two or more outside directors.

     (g) “Common Stock” means the common stock, par value $0.001 per share, of the Company, and any other shares into which such stock may be changed by reason of a recapitalization, reorganization, merger, consolidation or any other change in the corporate structure or capital stock of the Company.

     (h) “Disability” means a permanent and total disability as defined in Section 22(c)(3) of the Code or as otherwise determined by the Committee; provided that in any instance where a grant to a participant is treated as “deferred compensation” within the meaning of Section 409A of the Code, “Disability” shall have the same meaning as under Section 409A of the Code and guidance issued thereunder.

     (i) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

     (j) “Fair Market Value” of a share of Common Stock of the Company means, as of the date in question, the officially-quoted closing selling price of the stock (or if no selling price is quoted, the bid price) on the principal securities exchange or market on which the Common Stock is then listed for trading (including, for this purpose, the New York Stock Exchange or the Nasdaq National Market) (the “Market”) for the applicable trading day or, if the Common Stock is not then listed or quoted in the Market, the Fair Market Value shall be the fair value of the Common Stock determined in good faith by the Board using any reasonable method; provided, however, that when shares received upon exercise of an option are immediately sold in the open market, the net sale price received may be used to determine the Fair Market Value of any shares used to pay the exercise price or to determine tax withholding.

     (k) “Incentive Stock Option” means an option conforming to the requirements of Section 422 of the Code and/or any successor thereto.

     (l) “Insider” means officer, director or any other person whose transactions in stock are subject to Section 16 of the Exchange Act.

     (m) “Non-Employee Director” has the meaning given to such term in Rule 16b-3 under the Exchange Act and/or any successor thereto.

     (n) “Non-qualified Stock Option” means any stock option other than an Incentive Stock Option.

     (o) “Other Securities” mean securities of the Company other than Common Stock, which may include, without limitation, debentures, unbundled stock units or components thereof, preferred stock, warrants and securities convertible into or exchangeable for Common Stock or other property.

     (p) “Retirement” means retirement as defined under any Company pension plan or retirement program or termination of one’s employment on retirement with the approval of the Committee; provided that in any instance where a grant to a participant is treated as “deferred compensation” within the meaning of Section 409A of the Code, “Retirement” shall be interpreted consistently with the meaning of Section 409A(a)(2)(A)(i) of the Code and guidance issued thereunder.

     (q) “Subsidiary” means a corporation or other entity of which outstanding shares or ownership interests representing 50% or more of the combined voting power of such corporation or other entity entitled to elect the management thereof, or such lesser percentage as may be approved by the Committee, are owned directly or indirectly by the Company.

3. Administration.

     (a) In General. The Plan shall be administered by the Committee, provided that the Board may, in its discretion, at any time and from time to time, resolve to administer the Plan, in which case the term “Committee” shall be deemed to mean the Board for all purposes herein. Subject to the provisions of the Plan, the Committee shall be authorized to (i) select persons to participate in the Plan, (ii) determine the form and substance of Grants made under the Plan to each participant, and the conditions and restrictions, if any, subject to which such Grants will be made, (iii) certify that the conditions and restrictions applicable to any Grant have been met, (iv) modify the terms of Grants made under the Plan in accordance with the provisions of Sections 16 and 17 hereof, (v) interpret the Plan and Grants made thereunder, (vi) make any adjustments necessary or desirable in connection with Grants made under the Plan to eligible participants located outside the United States and (vii) adopt, amend, or rescind such rules and regulations, (viii) delegate to the Company’s chief executive officer the authority to make grants to employees who are not Insiders, and make such other determinations for carrying out the Plan as it may deem appropriate. Decisions of the Committee on all matters relating to the Plan shall be in the Committee’s sole discretion and shall be conclusive and binding on all parties. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with applicable federal and state laws and rules and regulations promulgated pursuant thereto. No member of the Committee and no officer of the Company shall be liable for any action taken or omitted to be taken by such member, by any other member of the Committee or by any officer of the Company in connection with the performance of duties under the Plan, except for such person’s own willful misconduct or as expressly provided by statute.

     (b) Committee Complying with Section 162(m). While the Company is a publicly held corporation within the meaning of Section 162(m) of the Code, the Board may establish a Committee comprised entirely of “outside directors” within the meaning of Section 162(m) to approve the grant of any employee remuneration deductible for income tax purposes pursuant to Section 162(m).

     (c) Administration with Respect to Insiders. With respect to participation by any Insider in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

     (d) No Plan Assets. The expenses of the Plan shall be borne by the Company. The Company shall not be required to establish any special or separate fund or make any other segregation of assets to assume the obligations pursuant to any Grant made under the Plan, and rights to any payment in connection with such Grants shall be no greater than the rights of the Company’s general creditors.

     (e) Terms of Grants. Without limiting the generality of any section of this Plan, but subject to the limitations of Section 9, the Committee may, at any time or from time to time, and on such terms and conditions (that are consistent with and not in contravention of the other provisions of this Plan) as the Committee may, in its sole discretion, determine, enter into agreements (or take other actions with respect to the Grants) for new Grants containing terms (including exercise prices) more or less favorable than the outstanding Grants.

4. Shares Available for the Plan.

     Subject to adjustments as provided in Section 15, an aggregate of 2,400,000 shares of Common Stock, which represents the number of shares equal to approximately 11.4% of the number of shares of Common Stock outstanding at the effective date of the Plan (the “Shares”), may be issued pursuant to the Plan. All such shares shall be available for the grant of Incentive Stock Options, provided, however, no more than 1,200,000 shares may be issued pursuant to any Grants other than Grants of Incentive Stock Options, Non-qualified Stock Options or SARs. Such Shares may be in whole or in part authorized and unissued or held by the Company as treasury shares. If any Grant under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited as to any Shares, , then such unpurchased and forfeited Shares may thereafter be available for further Grants under the Plan as the Committee shall determine. The following Shares, however, may not be made available for issuance as Grants under this Plan: (a) Shares not issued or delivered as a result of the net settlement of an outstanding Incentive Stock Option, Non-qualified Stock Option, or SAR, (b) Shares used to pay the exercise price or withholding taxes related to an outstanding Grant, or (c) Shares repurchased on the open market with the proceeds from the exercise of an Incentive Stock Option or Non-qualified Stock Option.

5. Participation.

     Participation in the Plan shall be limited to those directors (including Non-Employee Directors), officers (including non-employee officers) and employees of, and other individuals performing services for, or to whom an offer of employment has been extended by, the Company and its Subsidiaries selected by the Committee (including participants located outside the United States). Nothing in the Plan or in any Grant thereunder shall confer any right on a participant to continue in the employ as a director or officer of, or in any other capacity or in the performance of services for, the Company or shall interfere in any way with the right of the Company to terminate the employment or performance of services or to reduce the compensation or responsibilities of a participant at any time. By accepting any Grant under the Plan, each participant and each person claiming under or through him or her shall be conclusively deemed to have indicated his or her acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee.

     Incentive Stock Options or Non-qualified Stock Options, SARs alone or in tandem with options, restricted stock awards, performance awards or any combination thereof may be granted to such persons and for such number of Shares as the Committee shall determine (such individuals to whom Grants are made being sometimes herein called “optionees” or “grantees,” as the case may be). Determinations made by the Committee under the Plan need not be uniform and may be made selectively among eligible individuals under the Plan, whether or not such individuals are similarly situated. A Grant of any type made hereunder in any one year to an eligible participant shall neither guarantee nor preclude a further Grant of that or any other type to such participant in that year or subsequent years.

6. Incentive and Non-qualified Options.

     (a) Grants of Options. The Committee may from time to time grant to eligible participants Incentive Stock Options, Non-qualified Stock Options, or any combination thereof; provided that the Committee may grant Incentive Stock Options only to eligible employees of the Company or its subsidiaries (as defined for this purpose in Section 424(f) of the Code or any successor thereto). In any one calendar year, the Committee shall not grant to any one participant options or SARs to purchase or receive more than an aggregate of 500,000 shares of Common Stock. The options granted shall take such form as the Committee shall determine, subject to the following terms and conditions.

     (b) Construction. It is the Company’s intent that options designated as Non-qualified Stock Options granted under the Plan not be classified as Incentive Stock Options, that options designated as Incentive Stock Options be consistent with and contain or be deemed to contain all provisions required under Section 422 of the Code or any successor thereto, that neither any Non-qualified Stock Option nor any Incentive Stock Option be treated as a payment of deferred compensation for the purposes of Section 409A of the Code and any successor thereto, and that any ambiguities in construction be interpreted in order to effectuate such intent. If an Incentive Stock Option granted under the Plan does not qualify as such for any reason, then to the extent of such non-qualification, the stock option represented thereby shall be regarded as a Non-qualified Stock Option duly granted under the Plan, provided that such stock option otherwise meets the Plan’s requirements for Non-qualified Stock Options.

     (c) Price. The price per Share deliverable upon the exercise of each option (“exercise price”) shall not be less than 100% of the Fair Market Value of a share of Common Stock as of the date of Grant of the option, and in the case of the Grant of any Incentive Stock Option to an employee who, at the time of the Grant, owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the exercise price may not be less than 110% of the Fair Market Value of a share of Common Stock as of the date of Grant of the option, in each case unless otherwise permitted by Section 422 of the Code or any successor thereto.

     (d) Payment. Options may be exercised, in whole or in part, upon payment of the exercise price of the Shares to be acquired. Unless otherwise determined by the Committee, payment shall be made (i) in cash (including check, bank draft, money order or wire transfer of immediately available funds), (ii) by delivery of outstanding shares of Common Stock with a Fair Market Value on the date of exercise equal to the aggregate exercise price payable with respect to the options’ exercise, (iii) to the extent permitted by applicable law, by simultaneous sale through a broker reasonably acceptable to the Committee of Shares acquired on exercise, as permitted under Regulation T of the Federal Reserve Board, (iv) by authorizing the Company to withhold from issuance a number of Shares issuable upon exercise of the options which, when multiplied by the Fair Market Value of a share of Common Stock on the date of exercise, is equal to the aggregate exercise price payable with respect to the options so exercised or (v) by any combination of the foregoing.

     In the event a grantee elects to pay the exercise price payable with respect to an option pursuant to clause (ii) above, (A) only a whole number of share(s) of Common Stock (and not fractional shares of Common Stock) may be tendered in payment, (B) such grantee must present evidence acceptable to the Company that he or she has owned any such shares of Common Stock tendered in payment of the exercise price (and that such tendered shares of Common Stock have not been subject to any substantial risk of forfeiture), and (C) Common Stock must be delivered to the Company. Delivery for this purpose may, at the election of the grantee, be made either by (A) physical delivery of the certificate(s) for all such shares of Common Stock tendered in payment of the price, accompanied by duly executed instruments of transfer in a form acceptable to the Company, or (B) direction to the grantee’s broker to transfer, by book entry, of such shares of Common Stock from a brokerage account of the grantee to a brokerage account specified by the Company. When payment of the exercise price is made by delivery of Common Stock, the difference, if any, between the aggregate exercise price payable with respect to the option being exercised and the Fair Market Value of the shares of Common Stock tendered in payment (plus any applicable taxes) shall be paid in cash. No grantee may tender shares of Common Stock having a Fair Market Value exceeding the aggregate exercise price payable with respect to the option being exercised (plus any applicable taxes).

     In the event a grantee elects to pay the exercise price payable with respect to an option pursuant to clause (iv) above, only a whole number of Shares (and not fractional Shares) may be withheld in payment. When payment of the exercise price is made by withholding of Shares, the difference, if any, between the aggregate exercise price payable with respect to the option being exercised and the Fair Market Value of the Shares withheld in payment (plus any applicable taxes) shall be paid in cash. No grantee may authorize the withholding of Shares having a Fair Market Value exceeding the aggregate exercise price payable with respect to the option being exercised (plus any applicable taxes). Any withheld Shares shall no longer be issuable under such option.

     (e) Terms of Options; Vesting. The term during which each option may be exercised shall be determined by the Committee, but if required by the Code and except as otherwise provided herein, no option shall be exercisable in whole or in part more than ten years from the date it is granted, and no Incentive Stock Option granted to an employee who at the time of the Grant owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries shall be exercisable more than five years from the date it is granted. All rights to purchase Shares pursuant to an option shall, unless sooner terminated, expire at the date designated by the Committee. The Committee shall determine the date on which each option shall become exercisable and may provide that an option shall become exercisable in installments. The Shares constituting each installment may be purchased in whole or in part at any time after such installment becomes exercisable, subject to such minimum exercise requirements as may be designated by the Committee. Prior to the exercise of an option and delivery of the Shares represented thereby, the optionee shall have no rights as a stockholder with respect to any Shares covered by such outstanding option (including any dividend or voting rights).

     (f) Limitations on Grants. If required by the Code, the aggregate Fair Market Value (determined as of the Grant date) of Shares for which an Incentive Stock Option is exercisable for the first time during any calendar year under all equity incentive plans of the Company and its Subsidiaries (as defined in Section 422 of the Code or any successor thereto) may not exceed $100,000.

     (g) Termination; Forfeiture.

          (i) Death or Disability. Unless otherwise provided in any Award Agreement, if a participant ceases to be a director, officer or employee of, or to perform other services for the Company and any Subsidiary due to a termination of such participant’s employment by the Company following such participant’s death or Disability, (A) all of the participant’s options that were exercisable on the date of such termination shall remain exercisable for, and shall otherwise terminate at the end of, a period of six months after the date of death or Disability, but in no event after the expiration date of the options, and (B) all of the participant’s options that were not exercisable on the date of such termination shall be forfeited immediately upon such termination; provided, however, that the Committee may determine to additionally vest such options, in whole or in part, in its discretion. Notwithstanding the foregoing, if the Disability giving rise to the termination of employment is not within the meaning of Section 22(e)(3) of the Code or any successor thereto, Incentive Stock Options not exercised by such participant within three months after the date of termination of employment will cease to qualify as Incentive Stock Options and will be treated as Non-qualified Stock Options under the Plan if required to be so treated under the Code.

     (ii) Retirement. Unless otherwise provided in any Award Agreement, if a participant ceases to be a director, officer or employee of, or to perform other services for, the Company and any Subsidiary upon the occurrence of his or her Retirement, (A) all of the participant’s options that were exercisable on the date of Retirement shall remain exercisable for, and shall otherwise terminate at the end of, a period of 90 days after the date of Retirement, but in no event after the expiration date of the options, and (B) all of the participant’s options that were not exercisable on the date of Retirement shall be forfeited immediately upon such Retirement; provided, however, that such options, may become fully vested and exercisable in the discretion of the Committee. Notwithstanding the foregoing, Incentive Stock Options not exercised by such participant within 90 days after Retirement will cease to qualify as Incentive Stock Options and will be treated as Non-qualified Stock Options under the Plan if required to be so treated under the Code.

     (iii) Discharge for Cause. Unless determined by the Committee, if a participant ceases to be a director, officer or employee of, or to perform other services for, the Company or a Subsidiary due to Cause, or if a participant does not become a director, officer or employee of, or does not begin performing other services for, the Company or a Subsidiary for any reason, all of the participant’s options shall expire and be forfeited immediately upon such cessation or non-commencement, whether or not then exercisable.

     (iv) Other Termination. Unless otherwise provided in any Award Agreement, if a participant ceases to be a director, officer or employee of, or to otherwise perform services for, the Company or a Subsidiary for any reason other than death, Disability, Retirement or Cause, (A) all of the participant’s options that were exercisable on the date of such cessation shall remain exercisable for, and shall otherwise terminate at the end of, a period of 30 days after the date of such cessation, but in no event after the expiration date of the options and (B) all of the participant’s options that were not exercisable on the date of such cessation shall be forfeited immediately upon such cessation.

     (v) Change of Control. Unless otherwise provided in any Award Agreement, if there is a Change in Control of the Company or similar event, the Committee may, in its discretion, provide for the vesting of a participant’s options on such terms and conditions as it deems appropriate in such participant’s Award Agreement.

     (h) No Stockholder Rights. Prior to the exercise of an option and delivery of a Share with respect to such exercise, the participant shall have no rights as a stockholder with respect to any Share covered by such option, including specifically any dividend or voting rights. Dividend equivalents shall not accrue with respect to any share subject to option.

7. Stock Appreciation Rights.

     Provided that the Company’s stock is traded on an established securities market, the Committee shall have the authority to grant SARs under this Plan, subject to such terms and conditions specified in this paragraph 7 and any additional terms and conditions as the Committee may specify. No SAR may be issued unless the exercise price of the SAR may never be less than 100% of the Fair Market Value of the underlying Shares on the date of grant and the SAR does not include any feature for the deferral of compensation income other than the deferral of recognition of income until the exercise of the SAR. No SAR may be exercised unless the Fair Market Value of a share of Common Stock of the Company on the date of exercise exceeds the exercise price of the SAR. Prior to the exercise of the SAR and delivery of the Shares represented thereby, the participant shall have no rights as a stockholder with respect to Shares covered by such outstanding SAR (including any dividend or voting rights, or dividend equivalents). Upon the exercise of an SAR, the participant shall be entitled to a distribution in an amount equal to the difference between the Fair Market Value of a share of Common Stock on the date of exercise and the exercise price of the SAR, multiplied by the number of Shares as to which the SAR is exercised. Such distribution shall be made in cash or in Shares having a Fair Market Value equal to such amount, as specified in the Grant. All SARs will be exercised automatically on the last day prior to the expiration date of the SAR so long as the Fair Market Value of a share of Common Stock on that date exceeds the exercise price of the SAR or any related option, as applicable. The provisions of Subsections 6(e) and (g) shall apply equally to all SARs except to the extent that the Award Agreement pursuant to which such Grant is made expressly provides otherwise. No SAR shall be exercisable more than ten years from the date it is granted. It is the Company’s intent that no SAR shall be treated as a payment of deferred compensation for purposes of Section 409A of the Code and that any ambiguities in construction be interpreted in order to effectuate such intent.

8. Restricted Stock.

     (a) Grants of Restricted Stock. The Committee may at any time and from time to time grant Shares of restricted stock under the Plan to such participants and in such amounts as it determines. Each Grant of restricted stock shall specify the applicable restrictions on such Shares, the duration of such restrictions, and the time or times at which such restrictions shall lapse with respect to all or a specified number of Shares that are part of the Grant.

     (b) Issuance of Shares. The participant will be required to pay the Company the aggregate par value of any Shares of restricted stock (or such larger amount as the Board may determine to constitute capital under Section 154 of the Delaware General Corporation Law, as amended, or any successor thereto) within 15 days of the date of Grant, unless such Shares of restricted stock are treasury shares or an alternative exemption applies under the Delaware General Corporation Law. Unless otherwise determined by the Committee, certificates representing Shares of restricted stock granted under the Plan will be held in escrow by the Company on the participant’s behalf during any period of restriction thereon and will bear an appropriate legend specifying the applicable restrictions thereon, and the participant will be required to execute a blank stock power therefor. Except as otherwise provided by the Committee, during such period of restriction the participant shall have all of the rights of a holder of Common Stock, including but not limited to the rights to receive dividends and to vote, and any stock or other securities received as a distribution with respect to such participant’s restricted stock shall be subject to the same restrictions as then in effect for the restricted stock.

     (c) Forfeiture. Unless otherwise provided in any Award Agreement, at such time as a participant ceases to be a director, officer or employee of, or to otherwise perform services for, the Company and its Subsidiaries due to death, Disability or Retirement during any period of restriction, all Shares of restricted stock granted to such participant on which the restrictions have not lapsed shall be immediately forfeited to the Company. If there is a Change in Control of the Company or similar event, the Committee may, in its discretion, provide for the lapsing of restrictions on a participant’s Shares of restricted stock on such terms and conditions as it deems appropriate in such participant’s Award Agreement. At such time as a participant ceases to be, or in the event a participant does not become, a director, officer or employee of, or otherwise perform services for, the Company or its Subsidiaries for any other reason, all Shares of restricted stock granted to such participant on which the restrictions have not lapsed shall be immediately forfeited to the Company. The provisions of Subsections 6(e) and (g) shall apply to Restricted Stock except to the extent that the Award Agreement in relation thereto expressly provides otherwise.

     (d) Construction. It is the Company’s intent that Restricted Stock shall not be treated as a payment of deferred compensation for purposes of Section 409A of the Code and that any ambiguities in construction be interpreted in order to effectuate such intent.

9. Performance Awards.

     (a) Grants of Performance Awards. Performance awards may be granted to participants at any time and from time to time as determined by the Committee. Subject to this Section 9, the Committee shall have complete discretion in determining the size and composition of performance awards granted to a participant. The period over which performance is to be measured (a “performance cycle”) shall commence on the date specified by the Committee and shall end on the last day of a fiscal year specified by the Committee. A performance award shall be paid no later than the fifteenth day of the third month following the completion of a performance cycle (or following the elapsed portion of the performance cycle, in the circumstances described in Section 9(c)); provided, however, if the Committee determines that payment within the foregoing period is rendered impossible or impracticable as a result of any delay in finalizing the Company’s financial statements, then such award shall be paid no later than the date which is 60 days after the date on which the Company’s financial statements for the preceding fiscal year are certified, but in no event whatsoever later than December 31 of the year following the fiscal year in question. Performance awards may include (i) specific dollar-value target awards (ii) performance units, the value of each such unit being determined by the Committee at the time of issuance, and/or (iii) performance Shares, the value of each such Share being equal to the Fair Market Value of a Share. Any award that is in whole or part an Incentive Stock Option or a Non-qualified Stock Option, or an SAR, shall be subject to Sections 6 and 7, respectively. The maximum aggregate number of Shares awarded or credited with respect to stock-based performance awards to any one participant in any one calendar year may not exceed 500,000 determined as of the date of payout. The maximum aggregate amount awarded or credited with respect to cash-based performance awards to any one participant in any one calendar year may not exceed $5,000,000 determined as of the date of payout.

     (b) Construction. The value of each performance award may be fixed or it may be permitted to fluctuate based on a performance factor (e.g., return on equity) selected by the Committee. It is the Company’s intent that no performance award be treated as the payment of deferred compensation for purposes of Section 409A of the Code and that any ambiguities in construction be interpreted in order to effectuate such intent.

     (c) Status as Service Provider. A participant must be a director, officer or employee of, or otherwise perform services for, the Company or its Subsidiaries at the end of the performance cycle in order to be entitled to payment of a performance award issued in respect of such cycle; provided, however, that except as otherwise determined by the Committee, if a participant ceases to be a director, officer or employee of, or to otherwise perform services for, the Company and its Subsidiaries upon his or her death, Retirement, or Disability prior to the end of the performance cycle, the Committee may provide in a Grant that the participant may earn a proportionate portion of the performance award based upon the elapsed portion of the performance cycle and the Company’s performance over that portion of such cycle.

     (d) Terms. In granting each performance award, the Committee shall establish in writing the applicable performance period, performance award formula and one or more performance goals which, when measured at the end of the performance period, shall determine on the basis of the performance award formula the final value of the performance award to be paid to the participant. To the extent compliance with the requirements under Section 162(m) of the Code with respect to “performance-based compensation” is desired, the Committee shall establish the performance goal(s) and performance award formula applicable to each performance award no later than the earlier of (i) the date that is ninety (90) days after the commencement of the applicable performance period or (ii) the date on which 25% of the performance period has elapsed, and, in any event, at a time when the outcome of the performance goals remains substantially uncertain. Once established, the performance goals and performance award formula shall not be changed during the performance period. The Company shall notify each participant granted a performance award of the terms of such award, including the performance period, performance goals(s) and performance award formula.

     (e) Performance Criteria. Performance goals shall be established by the Committee on the basis of targets to be attained (“Performance Targets”) with respect to one or more measures of business or financial performance (each, a “Performance Measure”), subject to the following:

     (i) Performance Measures. Performance Measures shall have the same meanings as used in the Company’s financial statements, or, if such terms are not used in the Company’s financial statements, they shall have the meaning applied pursuant to generally accepted accounting principles, or as used generally in the Company’s industry. Performance Measures shall be calculated with respect to the Company and each Subsidiary Corporation consolidated therewith for financial reporting purposes or such division or other business unit as may be selected by the Committee. For purposes of the Plan, the Performance Measures applicable to a performance award shall be calculated in accordance with generally accepted accounting principles, but prior to the accrual or payment of any performance award for the same performance period and excluding the effect (whether positive or negative) of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the Committee, occurring after the establishment of the performance goals applicable to the performance award. Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of Performance Measures in order to prevent the dilution or enlargement of the Participant’s rights with respect to a performance award. Performance Measures may be one or more of the following, as determined by the Committee: (a) sales revenue; (b) gross margin; (c) operating margin; (d) operating income; (e) pre-tax profit; (f) earnings before interest, taxes and depreciation and amortization; (g) net income; (h) expenses; (i) the market price of the Stock; (j) earnings per share; (k) return on shareholder equity; (l) return on capital (including return on invested capital); (m) return on net assets; (n) economic value added; and (o) market share; (p) customer service; (q) customer satisfaction; (r) safety; (s) total shareholder return; or (t) such other measures as determined by the Committee consistent with this Section 9.

     (ii) Performance Targets. Performance Targets may include a minimum, maximum, target level and intermediate levels of performance, with the final value of a performance award determined under the applicable performance award formula by the level attained during the applicable performance period. A Performance Target may be stated as an absolute value or as a value determined relative to a standard selected by the Committee.

     (f) Determination of Value. As soon as practicable following the completion of the performance period applicable to a performance award, the Committee shall certify in writing the extent to which the applicable performance goals have been attained and the resulting final value of the award earned by the participant and to be paid upon its settlement in accordance with the applicable performance award formula. In its discretion, the Committee may, either at the time it grants a performance award or at any time thereafter, provide for the positive or negative adjustment of the performance award formula applicable to a performance award that is not intended to constitute “qualified performance based compensation” to a “covered employee” within the meaning of Section 162(m) of the Code (a “Covered Employee”), to reflect such participant’s individual performance in his or her position with the Company or such other factors as the Committee may determine. With respect to a performance award intended to constitute qualified performance-based compensation to a Covered Employee, the Committee shall have the discretion to reduce (but not increase) some or all of the value of the performance award that would otherwise be paid to the Covered Employee upon its settlement notwithstanding the attainment of any performance goal as and the resulting value of the performance award determined in accordance with the performance award formula. Payment of the performance award shall be made in cash, shares or a combination thereof as determined by the Committee.

10. Tax Withholding.

     (a) Participant Election. Unless otherwise determined by the Committee, a participant may elect to deliver shares of Common Stock (or have the Company withhold shares acquired upon exercise of an option or SAR or deliverable upon grant or vesting of restricted stock, as the case may be) to satisfy, in whole or in part, the amount the Company is required to withhold for taxes in connection with the exercise of an option or SAR or the delivery of restricted stock upon grant or vesting or in connection with any performance award, as the case may be. Such election must be made on or before the date the amount of tax to be withheld is determined. Once made, the election shall be irrevocable. The fair market value of the shares to be withheld or delivered will be the Fair Market Value as of the date the amount of tax to be withheld is determined. In the event a participant elects to deliver or have the Company withhold shares of Common Stock pursuant to this Section 10(a), such delivery or withholding must be made subject to the conditions and pursuant to the procedures set forth in Section 6(b) with respect to the delivery or withholding of Common Stock in payment of the exercise price of options.

     (b) Company Requirement. The Company shall have the power and the right to deduct or withhold from any payment of any kind (including salary or bonus), or require a participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this plan, but in no event shall such deduction or withholding or remittance exceed the minimum statutory withholding requirements.

11. Written Agreement.

     Each employee to whom a Grant is made under the Plan shall enter into an Award Agreement with the Company that shall contain such provisions consistent with the provisions of the Plan, as may be approved by the Committee.

12. Transferability.

     Unless the Committee determines otherwise, no option, SAR, performance award or restricted stock granted under the Plan shall be transferable by a participant other than by will or the laws of descent and distribution; provided that, in the case of Shares of restricted stock granted under the Plan, such Shares of restricted stock shall be freely transferable following the time at which such restrictions shall have lapsed with respect to such Shares. Unless the Committee determines otherwise, an option, SAR or performance award may be exercised only by the optionee or grantee thereof; by his or her executor or administrator, the executor or administrator of the estate of any of the foregoing, or any person to whom the option, SAR or performance award is transferred by will or the laws of descent and distribution; or by his or her guardian or legal representative; or the guardian or legal representative of any of the foregoing; provided that Incentive Stock Options may be exercised by any guardian or legal representative only if permitted by the Code and any regulations thereunder. All provisions of this Plan and any Award Agreement referred to in Section 11 shall in any event continue to apply to any option, SAR, performance award or restricted stock granted under the Plan and transferred as permitted by this Section 12, and any transferee of any such option, SAR, performance award or restricted stock shall be bound by all provisions of this Plan and any agreement referred to in Section 11 as and to the same extent as the applicable original grantee.

13. Listing, Registration and Qualification.

     If the Committee determines that the listing, registration or qualification upon any securities exchange or under any law of Shares subject to any option, SAR, performance award or restricted stock Grant is necessary or desirable as a condition of, or in connection with, the granting of same or the issue or purchase of Shares thereunder, no such option or SAR may be exercised in whole or in part, no such performance award may be paid out, and no Shares may be issued, unless such listing, registration or qualification is effected free of any conditions not acceptable to the Committee.

14. Transfer of Employee.

     The transfer of an employee from the Company to a Subsidiary, from a Subsidiary to the Company, or from one Subsidiary to another shall not be considered a termination of employment; nor shall it be considered a termination of employment if an employee is placed on military or sick leave or such other leave of absence which is considered by the Committee as continuing intact the employment relationship.

15. Adjustments.

     (a) Adjustment. In the event of a reorganization, recapitalization, spin-off or other extraordinary distribution, stock split, stock dividend, combination of shares, merger, consolidation, distribution of assets, spin-off or other extraordinary distribution, or any other change in the corporate structure or shares of the Company, the Committee shall make such adjustment as it deems appropriate in the number and kind of Shares or other property available for issuance under the Plan to prevent enlargement or dilution of a participant’s grants (including, without limitation, the total number of Shares available for issuance under the Plan pursuant to Section 4), in the number and kind of options, SARs, Shares or other property covered by Grants previously made under the Plan, and in the exercise price of outstanding options and SARs. Any such adjustment shall be final, conclusive and binding for all purposes of the Plan. In the event of any merger, consolidation or other reorganization in which the Company is not the surviving or continuing corporation or in which a Change in Control is to occur, all of the Company’s obligations regarding options, SARs, performance awards, and restricted stock that were granted hereunder and that are outstanding on the date of such event shall, on such terms as may be approved by the Committee prior to such event, be (i) assumed by the surviving or continuing corporation; or (ii) canceled in exchange for cash, securities of the acquiror or other property; provided that, in the case of clause (iii), the payment of cash, securities or other property is not treated as a payment of “deferred compensation” under Section 409A of the Code.

     (b) Cancellation. Without limitation of the foregoing, in connection with any transaction described in the last sentence of Subsection (a), the Committee may, in its discretion, (i) cancel any or all outstanding options under the Plan in consideration for payment to the holders thereof of an amount equal to the portion of the consideration that would have been payable to such holders pursuant to such transaction if their options had been fully exercised immediately prior to such transaction, less the aggregate exercise price that would have been payable therefor, or (ii) if the amount that would have been payable to the option holders pursuant to such transaction if their options had been fully exercised immediately prior thereto would be equal to or less than the aggregate exercise price that would have been payable therefor, cancel any or all such options for no consideration or payment of any kind. Payment of any amount payable pursuant to the preceding sentence may be made in cash or, in the event that the consideration to be received in such transaction includes securities or other property, in cash, securities of the acquiror or other property in the Committee’s discretion.

16. Amendment and Termination of the Plan.

     Except as otherwise provided in an Award Agreement, the Board of Directors, without approval of the stockholders, may amend or terminate the Plan, except that no amendment shall become effective without prior approval of the stockholders of the Company if stockholder approval would be required by applicable law or regulations, including if required for continued compliance with the performance-based compensation exception of Section 162(m) of the Code or any successor thereto, under the provisions of Section 409A of the Code or any successor thereto, under the provisions of Section 422 of the Code or any successor thereto, or by any listing requirement of the principal stock exchange on which the Common Stock is then listed.

17. Amendment or Substitution of Grants under the Plan.

     The terms of any outstanding Grant under the Plan may be amended from time to time by the Committee in its discretion in any manner that it deems appropriate including, but not limited to, acceleration of the date of exercise of any Grant and/or payments thereunder or of the date of lapse of restrictions on Shares (but, in the case of a Grant that is or would be treated as “deferred compensation” for purposes of Section 409A of the Code, only to the extent permitted by guidance issued under Section 409A of the Code); provided that, except as otherwise provided in Section 16 or in an Award Agreement, no such amendment shall adversely affect in a material manner any right of a participant under the Grant without his or her written consent. Anything in the previous sentence to the contrary notwithstanding, the Committee shall not reduce the exercise price of any options or SARs awarded under the Plan. The Committee may, in its discretion, permit holders of Grants under the Plan to surrender outstanding Grants in order to exercise or realize rights under other Grants, or in substitution or exchange for new Grants, or require holders of Grants to surrender outstanding Grants as a condition precedent to the receipt of new Grants under the Plan, or to receive cash, but only if such surrender, exercise, realization, substitution, exchange, Grant or receipt (i) (a) is not treated as a payment of, and does not cause a Grant to be treated as, deferred compensation for the purposes of Section 409A of the Code or (b) is permitted under guidance issued pursuant to Section 409A of the Code, and (ii) does not result in the issuance of an option or SAR with an exercise price that is less than the exercise price of any option or SAR surrendered in exchange, nor an exchange or substitution of underwater options or SARs for cash or other Grants, except to the extent such transaction is approved by the stockholders.

18. Commencement Date; Termination Date.

     The date of commencement of the Plan shall be April 1, 2009, subject to approval by the stockholders of the Company. Unless previously terminated upon the adoption of a resolution of the Board terminating the Plan, the Plan shall terminate at the close of business on March 31, 2019. Subject to the provisions of an Award Agreement, which may be more restrictive, no termination of the Plan shall materially and adversely affect any of the rights or obligations of any person, without his or her written consent, under any Grant of options or other incentives theretofore granted under the Plan.

19. Severability.

     Whenever possible, each provision of the Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of the Plan.

20. Governing Law.

     The Plan shall be governed by the corporate laws of the State of Delaware, without giving effect to any choice of law provisions that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.

21. Section 409A Compliance.

     Except as otherwise provided in an Award Agreement, notwithstanding any of the foregoing provisions of the Plan, and in addition to the powers of amendment set forth in Sections 16 and 17 hereof, the provisions hereof and the provisions of any award made hereunder may be amended unilaterally by the Company from time to time to the extent necessary (and only to the extent necessary) to prevent the implementation, application or existence (as the case may be) of any such provision from (i) requiring the inclusion of any compensation deferred pursuant to the provisions of the Plan (or an award thereunder) in a participant’s gross income pursuant to Section 409A of the Code, and the regulations issued thereunder from time to time and/or (ii) inadvertently causing any award hereunder to be treated as providing for the deferral of compensation pursuant to such Code section and regulations.